Assets Held for Sale	9 Months Ended
Nov. 03, 2018
Discontinued Operations and Disposal Groups [Abstract]
Assets Held for Sale

16. Assets Held for Sale

The Company’s club in Hooksett, New Hampshire was relocated to Manchester, New Hampshire in March 2018.

In fiscal year 2018, the Company recorded an impairment loss of $4.0 million on the fixed assets of the Hooksett, New Hampshire location to lower the carrying value of the fixed assets to its estimated fair value less cost to sell. This charge is included within SG&A in the income statement.

On August 15, 2018, the Company closed on the sale of the Hooksett, New Hampshire location and received net proceeds of $6.1 million in exchange for all assets related to the club. The Company has no future obligations, outstanding liens or continuing involvement with this location.